Exhibit 99.2

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

IN ADDITION, A SECURITIES PURCHASE AGREEMENT DATED AS OF ________________ _____, 2020 CONTAINS CERTAIN ADDITIONAL TERMS AND AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS SENIOR NOTE.

Original Issue Date: __________ _____, 2020 Note No. ________
Original Conversion Price (subject to adjustment herein): $1.05 per share
Original Principal Amount: $_______________

SENIOR CONVERTIBLE NOTE

DUE __________ __, 2022

THIS SENIOR CONVERTIBLE NOTE is one of a series of duly authorized and validly issued Senior Convertible Notes of AMERICAN RESOURCES CORPORATION, a Florida corporation and its wholly owned subsidiaries (the “Company”), having its principal place of business at 12115 Visionary Way, Suite 174, Fishers, Indiana 46038, designated as its Senior Convertible Note due ____________ _____, 2022, which twenty-Four (24) months post the Original Issue Date (this note, the “Note” and, collectively with the other notes of such series, the “Notes”).

FOR VALUE RECEIVED, the Company promises to pay to _____________________ or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $______________ on _________ ____, 2022 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder. This Note is subject to the following additional provisions:

Section 1.                      Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” shall have the meaning the Company’s Class A Common stock, par value $0.0001 per share.

“Conversion” shall have the meaning ascribed to such term in Section 4.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Schedule” means the Conversion Schedule in the form of Schedule 1 attached hereto.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Event of Default” shall have the meaning set forth in Section 7(a).

“Note Register” means the formal record maintained by the Company with respect to the recording of the issuances of Notes, the amounts thereof, and the Holders thereof.

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Optional Redemption” shall have the meaning set forth in Section 6(a).

“Optional Redemption Amount” means an amount equal to One and Twenty-Five One Thousandths (1.025) of the sum of the then outstanding principal hereof to the date of redemption.

“Optional Redemption Date” shall have the meaning set forth in Section 6(a).

“Optional Redemption Notice” shall have the meaning set forth in Section 6(a).

“Optional Redemption Notice Date” shall have the meaning set forth in Section 6(a).

“Optional Redemption Period” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

Section 2.
Interest and Repayment.

a) Interest Rate. The Note shall bear an 12.5% effective annual interest rate, compounded monthly. For the first Six (6) calendar months post the Original Issue Date, all interest payable under this Note shall accrue to the Principal. Starting on calendar month Seven (7), through to the Maturity Date, the interest shall be paid in cash along with, and included within, the monthly amount of the Principal Repayment amounts described in Section 2(b) below to the Holder by on the last day of the calendar month. Any Notes issued after the first day of the month shall have the first month of accrued interest pro-rated for the number of days of the month outstanding.

b) Principal Payments. Payments of Principal and interest shall be made in cash starting on calendar month Seven (7) post the Original Issue Date in the sum of Twenty-Eight Thousand ($28,000) for every Five Hundred Thousand ($500,000) of Principal investment (the “Principal Repayment”) and shall continue monthly until the Maturity Date. The monthly Principal Repayment shall be made on the last day of each calendar month.

c) Payment at Maturity Date. At the Maturity Date the sum of any outstanding interest and principal shall be due and payable in cash.

d) Prepayment of Note. The Company shall have the ability to prepay, in whole or in part, the Note without penalty and apply different prepayment amounts to different holders of the Notes, at the Company’s discretion.

Section 3.
Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.
Conversion.

a)           Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(d) hereof). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Company may deliver an objection to any Notice of Conversion within 3 Business Day of delivery of such Notice of Conversion. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

b)           Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $1.05 per share of Common Stock, subject to adjustment herein (the “Conversion Price”).

c)           Mechanics of Conversion.

i.
Conversion Shares Issuable Upon Conversion of Principal Amount.

ii.
The number of Conversion Shares issuable upon a conversion at Holders option pursuant to Section 4(a) shall be determined by the quotient obtained by dividing (x) the applicable dollar amount being converted in either case by (y) the Conversion Price.

iii.
Delivery of Conversion Shares Upon Conversion. Not later than 5 Trading Day after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder the number of Conversion Shares being acquired upon the conversion of this Note which, on or after the 6 month anniversary of the Original Issue Date under Rule 144 shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) and shall be delivered by the Company under this Section 4(c) electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

iv.
Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of the Conversion Shares, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

v.
Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. If the Company fails for any reason to deliver to the Holder the Conversion Shares pursuant to Section 4(c)(iii) by the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $500 of principal amount being converted, $5 per Trading Day for each Trading Day after such Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

vi.
Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such Conversion Shares by the Share Delivery Date pursuant to Section 4(c)(iii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Note in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 4(c)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Note with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Conversion Shares upon conversion of this Note as required pursuant to the terms hereof. Such amounts shall be not owed for Buy-In if the delay is not a result of the Company’s doing.

vii.
Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Note), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the then outstanding principal amount of this Note. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

viii.
Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall round down if less than 50% of a share and round up if 50% or greater to the next whole share.

ix.
Transfer Taxes and Expenses. All expenses associated with the issuance of Conversion Shares on conversion of this Note shall be the sole responsibility of the Holder.

d)           Holder’s Conversion Limitations. The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes or the Warrants) beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “ Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.

The limitations contained in this Section 4(d) shall apply to a successor holder of this Note.

Section 5.
Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of the Notes), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 5(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Note is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Note, then, in each such case, the Holder shall be notified five days prior to such Distribution to exercise its right to convert such Note into Common Stock to benefit from such Distribution subject to the Beneficial Ownership Limitation.

d) Fundamental Transaction. If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination where the Company is not the surviving entity) (each, a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Note), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 5(d) on the conversion of this Note).

e) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

f) Notice to the Holder.

i.
Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.
Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert this Note during the 10 calendar day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 6.
Redemption.

a) Optional Redemption at Election of Company. Subject to the provisions of this Section 6(a), at any time after Six (6) months after the Original Issue Date, the Company may deliver to the Holder (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its irrevocable election to redeem some or all of the then outstanding principal amount and/or accrued interest of this Note for cash in an amount equal to the Optional Redemption Amount on the 10th Business Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date”, such 10th Business Day period, the “Optional Redemption Period” and such redemption, the “Optional Redemption”). The Optional Redemption Amount is payable in full on the Optional Redemption Date.

b) Redemption Procedure. Upon Delivery of the Optional Redemption Notice at the Optional Redemption Notice Date, the Holder shall have the right to convert, in part or in whole, the outstanding principal amount and/or accrued interest of this Note into Common Stock pursuant to Section 4 prior to the Optional Redemption Date. Furthermore, upon Delivery of the Optional Redemption Notice at the Optional Redemption Notice Date to the Holder, and if the Holder elects to convert, in part or in whole, the outstanding principal amount and/or accrued interest of this Note into Common Stock pursuant to Section 4 prior to the Optional Redemption Date, and if that conversion to Common Stock will result in the Holder exceeding the Beneficial Ownership Limitation, as defined in Section 4(d), then the Company shall be limited in the redemption under Section 6 to be only that principal amount and/or accrued interest that, when converted to Common Stock, is less than the Beneficial Ownership Limitation of 4.99%, unless otherwise waived by mutual agreement between the Company and the Holder. To put in other words, the Company cannot redeem any part of the principal amount and/or interest of the Notes that, when potentially converted to Common Shares by the Holder pursuant to Section 4, would result in the Holder exceeding the Beneficial Ownership Limitation of 4.99%. The payment of cash, as applicable, pursuant to an Optional Redemption shall be payable on the Optional Redemption Date. Notwithstanding anything to the contrary in this Section 6, the Company’s determination to redeem is not required to be applied ratably among the Holders of Notes.

Section 7.
Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.
any default in the payment of the interest or the principal amount of any Note as and when the same shall become due and payable;

ii.
the Company shall materially fail to observe or perform any other covenant or agreement contained in the Notes which failure is not cured, if possible to cure, within the earlier to occur of (A) 15 Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) 15 Trading Days after the Company has become or should have become aware of such failure;

iii.
any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be materially untrue or incorrect in any material respect as of the date when made or deemed made;

b) Remedies Upon Event of Default. If any Event of Default occurs, and the Company fails to cure the Event of Default within Fifteen (15) days post notice being provided by the Holder to the Company of the occurrence of an Event of Default pursuant to Section 5.4 of the Purchase Agreement, the outstanding principal amount of this Note, plus accrued but unpaid interest and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount. Commencing 30 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 16% per annum or the maximum rate permitted under applicable law if lower. Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 8.
Miscellaneous.

a)           Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, shall be in writing and delivered personally, by facsimile or email (if by email, with an acknowledged response returned by an officer of the Company), or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 8(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by electronic mail if a confirmation of receipt is received from the Holder to the Company or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or electronic mail set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date or (ii) upon actual receipt by the party to whom such notice is required to be given.

b)           Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company.

c)           Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d)           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

e)           Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

f)           Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)           Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

h)           Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i)           Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

j)           No Rights as Stockholder Until Conversion. The Note does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the conversion of the Notes as provided herein.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

AMERICAN RESOURCES CORPORATION

By:__________________________________________
Name:
Title:
Facsimile No. for delivery of Notices: (606) 393-0190

20200325

ANNEX A

NOTICE OF CONVERSION

              The undersigned hereby elects to convert principal under the Senior Convertible Debenture No. ____ due _________________ of American Resources Corporation, a Florida corporation (the “Company”), into shares of class A common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Debenture, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion: _______________________

Principal Amount of Debenture to be Converted:   _________________

Number of shares of Common Stock to be issued:  _________________

Signature:                          _______________________________

Name:                                _______________________________

Address for Delivery of Conversion Shares: _________________________

                                                                                      _________________________

                                                                                      _________________________

Or

DWAC Instructions:

Broker No:                                _______________________________

Account No:                              _______________________________

Deliver notice to Company via email: accounting@americanresourcescorp.com